UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 10, 2012

CHINA ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-52409	98-0522950
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No. 57 Xinhua East Street

Hohhot, Inner Mongolia, People’s Republic of China

(Address Of Principal Executive Offices) (Zip Code)

+86-0471-466-8870

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of July 10, 11, and 16, 2012, Messrs. Paul Li, Steve Markscheid, and Tieming Ge resigned from their position as Director of the Board of Directors of China Energy Corp. (the “Company”) respectively. Messrs. Li, Markscheid, and Ge were members of the Audit, Nominating and Corporate Governance, and Compensation Committees of the Board of Directors. There were no disagreement between any of them and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in their resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Corporation

By: /s/Wenxiang Ding________

Name: Wenxiang Ding

Title: Chief Executive Officer

Dated: July 16, 2012